EXHIBIT 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

           In connection with the Quarterly Report of Organic Sales and Marketing, Inc. (the "Company") on Form 10-Q for the quarterly period  ended June 30, 2011 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Keith D. Lowey, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 10, 2011	/s/ Keith D. Lowey
Keith D. Lowey, CPA
Chief Financial Officer